2016 First-Quarter Results April 19, 2016 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the first quarter of 2016 and comparing them to the same period in 2015 ● A glossary of terms, data tables showing adjustments to net revenues and OCI for currency and acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures, are at the end of today’s webcast slides, which are also posted on our website ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and authorization, as is the case in the U.S. today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize products with the potential to reduce exposure to harmful constituents in smoke, individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-K for the year ended December 31, 2015. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Raising 2016 EPS Guidance for Currency Only ● Raising 2016 reported diluted EPS guidance to $4.40 to $4.50, at prevailing exchange rates, compared to $4.42 in 2015; revision driven solely by currency ● Guidance now includes 45 cents of unfavorable currency at prevailing exchange rates (vs. 60 cents previously) ● Excluding currency, our guidance continues to represent a growth rate of approximately 10% to 12% compared to adjusted diluted EPS of $4.42 in 2015 ● Expect 2016 currency-neutral adjusted diluted EPS growth to be skewed towards H2, in particular Q4 ● Guidance does not include any share repurchases Source: PMI Financials or estimates

5 Source: PMI Financials or estimates Currency Impact on PMI EPS Guidance ($ per share) Currency Variance Impact on PMI EPS Guidance (vs. PY) February 2016 Guidance April 2016 Guidance April vs. February Guidance Argentine Peso (0.08) (0.07) 0.01 Egyptian Pound (0.03) (0.04) (0.01) Euro (0.02) (0.01) 0.01 Indonesian Rupiah (0.05) (0.01) 0.04 Japanese Yen (0.07) ̶ 0.07 Mexican Peso (0.03) (0.03) ̶ Russian Ruble (0.16) (0.11) 0.05 Turkish Lira (0.02) (0.03) (0.01) Other (0.14) (0.15) (0.01) Total Currency Impact (0.60) (0.45) 0.15

6 (a) Excluding China and the U.S. Source: PMI Financials or estimates Q1, 2016: Strong Organic Volume Performance From Our Top-Seven International Cigarette Brands ● Difficult comparison vs. exceptionally strong results in Q1, 2015 ● Organic cigarette volume down by 1.4%, due mainly to the Asia Region: - Indonesia, Pakistan and the Philippines ● Decline partly offset by organic volume growth in the EU and LA&C Regions, and the favorable estimated impact of the leap year ● Strong cigarette volume performance from our international brands: - Top seven brands grew volume - Marlboro and Parliament increased by 1.1% and 5.9%, respectively ● Forecast our 2016 organic cigarette volume to decline by 1.0% to 1.5%, and 2016 cigarette industry volume(a) to decline by 2.0% to 2.5%

7 Q1, 2016: Financial Results Impacted by Difficult Comparisons (a) Excluding currency and acquisitions (b) Excluding currency Source: PMI Financials or estimates Q1, 2016 Q1, 2015 EU 3.6% 12.9 % EEMA (6.5) 24.3 Asia (10.0) 8.0 LA&C 38.3 35.1 Adjusted OCI Variance vs. PY(a) 2.4% (0.9)% 0.9% Net Revenues Adjusted Diluted EPS Variance (Q1, 2016 vs. PY) Adjusted OCI 9.1%(a) 16.3%(a) 23.5%(b) Q1, 2015 vs. PY (a) (a) (b)

8 Favorable Pricing Variance in Q1, 2016 ● Pricing variance of $272 million, driven by: - EU, EEMA and LA&C Regions - Slightly positive variance in the Asia Region, despite unfavorable comparison for Korea ● In Q1, 2016, we announced or implemented price increases in a wide range of markets, notably in Argentina, Australia, Brazil, Canada, Germany, Indonesia, the Netherlands, Poland, Russia, Saudi Arabia and Turkey ● Anticipate 2016 pricing variance to be around 6% of 2015 net revenues Source: PMI Financials or estimates

9 (a) Excluding China (b) Also excluding the U.S. Source: PMI Financials or estimates PMI and Marlboro Cigarette Market Shares in Q1, 2016 PMI Marlboro Q1, 2016 Var. vs. PY Q1, 2016 Var. vs. PY EU 38.7% 0.6 pp 19.1% 0.4 pp EEMA 25.0 (0.1) 6.6 (1.1) Asia(a) 23.8 (1.0) 6.6 0.5 LA&C 39.3 1.1 15.9 1.2 Total PMI(a)(b) 28.0 (0.2) 9.5 ̶

10 38.1 38.7 Q1, 2015 Q1, 2016 Source: PMI Financials or estimates EU Region: Strong Performance Continued in Q1, 2016 ● Cigarette industry volume up by 0.6% ● Continued cigarette share growth from the top-three selling industry brands in the Region: - Marlboro (+0.4pp to 19.1%) - L&M (+0.2pp to 7.0%) - Chesterfield (+0.2pp to 6.0%) PMI Regional Cigarette Share (%) +0.6pp

EU Region: Commercialization of *iQOS* is Progressing Well

PHILIP MORRIS INTERNATIONAL



Switzerland: Weekly HeatStick Offtake Share (%)
(Q1, 2016)
1.3
1.9
French-Speaking Part of Launch Area
0.6
0.8
Switzerland Launch Area
January
February
March

Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes.
Offtake share represents *HeatStick* sales volume as a percentage of the total estimated retail sales volume for cigarettes and *HeatSticks* in the six-city launch area (representing approximately one-third of total cigarette industry volume). Switzerland Launch Area: Basel, Bern, Geneva, Lausanne, Neuchâtel and Zurich. French-Speaking Part of Launch Area: Geneva, Lausanne and Neuchâtel
Source: PMI Financials or estimates

11

12 EEMA Region: Confident in the Full-Year 2016 Outlook Source: PMI Financials or estimates ● Difficult Q1 comparison vs. exceptionally strong financial results in Q1, 2015 ● Ukraine: very competitive pricing environment, though starting to improve ● Algeria: sizable excise tax-driven retail price increases over the past year putting pressure on Marlboro share; partly offset by strong performance of L&M ● Remain confident in the full-year 2016 outlook

13 Russia: Resilient Cigarette Industry Volume ● Resilient cigarette industry volume, down by 6.0% in Q1, 2016 ● Forecast 2016 cigarette industry volume decline of around 9% ● PMI share impacted mainly by timing of competitor price increases ● Solid double-digit OCI growth in Q1, 2016, ex-currency, driven by strong pricing. Target similar growth for the full year 4.1 4.7 8.0 8.4 4.0 3.9 28.0 27.8 QTD February 2015 QTD February 2016 Next Other Parliament Bond Street Note: Next market share includes Next by Dubliss Source: PMI Financials or estimates, and Nielsen PMI Cigarette Share (%) (0.2)pp

14 Turkey: Cigarette Industry Growth Supporting Strong Performance ● Cigarette industry volume up by 11.7% in Q1, 2016, driven mainly by a significant reduction in illicit trade ● Share growth driven by Marlboro ● Exceptional adjusted OCI growth in Q1, 2016, ex-currency, driven by: - January price increases - Higher cigarette volume Source: PMI Financials or estimates, and Nielsen 11.5 11.5 8.9 10.0 7.3 7.8 43.3 43.9 QTD February 2015 QTD February 2016 Parliament Other Lark Marlboro PMI Market Share (%) +0.6pp

Asia Region: Q1, 2016 Performance Impacted by Korea

PHILIP MORRIS INTERNATIONAL

- Financial results impacted by Q1, 2015 gain in Korea
- *Marlboro* share up by 0.5 points[(a)]
- Australia:
  - Super-low price segment showing signs of stabilization; recent price increases above excise tax pass-on
  - PMI share grew by 1.1 points to 36.4%, driven by *Bond Street* and *choice*
- Philippines:
  - Narrowed price gaps supporting our share growth of 1.4 points to 73.6%



Marlboro Regional Volume (units billion)
+5.1%
18.0
18.9
Q1, 2015
Q1, 2016

(a) Excluding China
Source: PMI Financials or estimates, and InfoView Technologies Pty Ltd.

15

16 Source: PMI Financials or estimates Indonesia: Despite Challenging Quarter, Target Double-Digit OCI Growth, Ex-Currency, for the Full-Year ● Cigarette industry volume declined by 5.9% in Q1, 2016 ● PMI share under pressure in Q1, 2016: - Share loss in the machine-made kretek segment due to the growth of competitors' "plus-4 cigarette" offers - Partly offset by our favorable performance in the hand-rolled kretek segment ● Initiatives in place to restore share growth ● Forecast 2016 cigarette industry volume to decline by 1% to 2% ● Target double-digit OCI growth in 2016, ex-currency PMI Market Share (%) (1.3)pp 5.1 5.0 23.1 21.8 7.2 7.3 35.4 34.1 Q1, 2015 Q1, 2016 Machine-Made Kretek Non-Kretek Hand-Rolled Kretek

Japan: Cigarette Market Share Under Pressure in Q1, 2016

PHILIP MORRIS INTERNATIONAL

- Cigarette industry volume up by 2.3%, and essentially flat excluding inventory movements[(a)]
- PMI cigarette share impacted by:
  - Inventory movements
  - Competitors' offerings in the differentiated menthol taste segment
  - Cannibalization by *HeatSticks*
- National roll-out of *Parliament Crystal Blast* in March
- Submitted application to Ministry of Finance for approval to increase prices for nearly all *Lark* and some *Parliament* variants by JPY 10/pack effective August 1st


PMI Cigarette Share (%)
(1.6)pp
25.6
24.0
2.3
9.9
11.5
2.4
9.3
10.6
Parliament
Lark
Marlboro
Q1, 2015
Q1, 2016


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(a) Mainly related to estimated retail trade inventory movements and adult smoker purchases in Q1, 2016, ahead of price increases for select competitor brands effective April 1st
Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes
Source: PMI Financials or estimates, and Tobacco Institute of Japan

17

Japan: *HeatStick* Offtake Share Growth Continues

PHILIP MORRIS INTERNATIONAL



Marlboro
iQOS



Weekly Offtake Share (%)
3.4 Tokyo
2.4 Japan Expansion Area
0.4
0.3
September 2015
March 2016

Q1, 2016 National SoM:
0.8%

Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes.
Offtake share represents select C-Store sales volume for *HeatSticks* as a percentage of the total estimated retail sales volume for cigarettes and *HeatSticks*
Source: PMI Financials or estimates, and Tobacco Institute of Japan

18

19 LA&C Region: Strong Overall Performance in Q1, 2016 Source: PMI Financials or estimates ● PMI cigarette volume up by 2.4%, driven by Mexico, partially offset by Argentina ● Strong performance of Marlboro: - Share growth of 1.2 points to 15.9% - Volume up by 8.5% ● Impressive growth rates in net revenues and adjusted OCI, ex- currency, driven mainly by pricing in Argentina and Canada 2.7 2.5 1.1 0.8 0.6 (1.5) Mexico Canada LA&C Region Colombia Brazil Argentina Cigarette Market Shares 69.0% 77.4% 39.9% 51.4% 18.5% 39.3% Market Share Variance vs. PY (pp)

20 Conclusion: Outlook for 2016 Remains Strong ● Q1, 2016 results in line with our expectations, reflecting a difficult comparison ● Underlying business fundamentals continue to be strong ● Exciting progress with iQOS commercialization, as demonstrated by the continued HeatStick offtake share growth in Japan ● Forecast 2016 free cash flow to be broadly in line with that of 2015 ● Raising EPS guidance solely due to an improved currency environment. Ex- currency, our guidance continues to represent a growth rate of approximately 10% to 12% compared to adjusted diluted EPS of $4.42 in 2015 Source: PMI Financials or estimates

2016 First-Quarter Results Questions & Answers Download PMI’s Investor Relations App iOS Android

Glossary and Reconciliation of Non-GAAP Measures

23 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Unless otherwise stated, results are compared to those of the same period in the preceding year ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, defined as worldwide cigarette volume excluding the U.S., total cigarette market, total market and market shares are PMI tax-paid estimates based on the latest available data from a number of internal and external sources and may, in defined instances, exclude China and/or PMI’s duty free business ● Trademarks are italicized

24 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net ● Adjusted OCI is defined as reported OCI adjusted for asset impairment, exit and other costs ● OCI growth rates are on an adjusted basis ● EPS stands for Earnings per Share ● Free cash flow is defined as net cash provided by operating activities less capital expenditures

25 Glossary: Industry/Market Terms ● EEMA refers to the Eastern Europe, Middle East & Africa Region and includes our international duty free business ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region ● SoM stands for Share of Market

26 Glossary: Reduced-Risk Products ● An e-vapor product is an electrical product that generates an aerosol by heating a nicotine or non-nicotine containing liquid, such as electronic cigarettes (or "e-cigarettes") ● HeatStick tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s iQOS system. The tobacco in the HeatStick is heated by our iQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion ● iQOS is the new brand name under which PMI has chosen to commercialize its Platform 1 controlled heating device ● "Converted iQOS Users" means the estimated number of Legal Age (minimum 18-year-old) iQOS users that used HeatSticks for 95% or more of their daily tobacco consumption over the past seven days ● "Predominant iQOS Users" means the estimated number of Legal Age (minimum 18-year-old) iQOS users that used HeatSticks for between 70% and 94.9% of their daily tobacco consumption over the past seven days ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and authorization, as is the case in the U.S. today

27 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2015 Reported Diluted EPS 4.42$ Adjustments: Asset impairment and exit costs 0.03 Tax items (0.03) Adjuste Diluted EPS 4.42$

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2016								2015			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 6,143	$ 4,280	$ 1,863	$ (155)	$ 2,018	$ -	$ 2,018	European Union	$ 6,222	$ 4,271	$ 1,951	(4.5)%	3.4%	3.4%
3,997	2,395	1,602	(203)	1,805	-	1,805	EEMA	4,147	2,363	1,784	(10.2)%	1.2%	1.2%
4,689	2,721	1,968	(150)	2,118	-	2,118	Asia	4,764	2,609	2,155	(8.7)%	(1.7)%	(1.7)%
1,959	1,309	650	(183)	833	-	833	Latin America & Canada	2,219	1,493	726	(10.5)%	14.7%	14.7%
$ 16,788	**$ 10,705**	**$ 6,083**	**$ (691)**	**$ 6,774**	**$ -**	**$ 6,774**	**PMI Total**	**$ 17,352**	**$ 10,736**	**$ 6,616**	**(8.1)%**	**2.4%**	**2.4%**

2016						2015	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 906	$ (54)	$ 960	$ -	$ 960	European Union	$ 927	(2.3)%	3.6%	3.6%
633	(177)	810	-	810	EEMA	866	(26.9)%	(6.5)%	(6.5)%
778	(63)	841	-	841	Asia	934	(16.7)%	(10.0)%	(10.0)%
229	(89)	318	-	318	Latin America & Canada	230	(0.4)%	38.3%	38.3%
$ 2,546	**$ (383)**	**$ 2,929**	**$ -**	**$ 2,929**	**PMI Total**	**$ 2,957**	**(13.9)%**	**(0.9)%**	**(0.9)%**

28

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2016								2015			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 906	$ -	$ 906	$ (54)	$ 960	$ -	$ 960	European Union	$ 927	$ -	$ 927	(2.3)%	3.6%	3.6%
633	-	633	(177)	810	-	810	EEMA	866	-	866	(26.9)%	(6.5)%	(6.5)%
778	-	778	(63)	841	-	841	Asia	934	-	934	(16.7)%	(10.0)%	(10.0)%
229	-	229	(89)	318	-	318	Latin America & Canada	230	-	230	(0.4)%	38.3%	38.3%
$ 2,546	**$ -**	**$ 2,546**	**$ (383)**	**$ 2,929**	**$ -**	**$ 2,929**	**PMI Total**	**$ 2,957**	**$ -**	**$ 2,957**	**(13.9)%**	**(0.9)%**	**(0.9)%**

2016							2015			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 960	$ 2,018	47.6%	$ 960	$ 2,018	47.6%	European Union	$ 927	$ 1,951	47.5%	0.1	0.1
810	1,805	44.9%	810	1,805	44.9%	EEMA	866	1,784	48.5%	(3.6)	(3.6)
841	2,118	39.7%	841	2,118	39.7%	Asia	934	2,155	43.3%	(3.6)	(3.6)
318	833	38.2%	318	833	38.2%	Latin America & Canada	230	726	31.7%	6.5	6.5
$ 2,929	**$ 6,774**	**43.2%**	**$ 2,929**	**$ 6,774**	**43.2%**	**PMI Total**	**$ 2,957**	**$ 6,616**	**44.7%**	**(1.5)**	**(1.5)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

29

30 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended March 31, (Unaudited) 2016 2015 % Change Reported Diluted EPS 0.98$ 1.16$ (15.5)% Adjustments: Asset impairment and exit costs - - Tax items - - Adjuste iluted EPS 0.98$ 1.16$ (15.5)% Less: Currency impact (0.19) Adjusted Diluted EPS, excluding Currency 1.17$ 1.16$ 0.9%

31 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended March 31, (Unaudited) 2016 2015 % Change Reported Diluted EPS 0.98$ 1.16$ (15.5)% Less: Currency impact (0.19) Reported Diluted EPS, excluding Currency 1.17$ 1.16$ 0.9%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2015 Reported Net Revenues	2015 Less Excise Taxes	2015 Reported Net Revenues excluding Excise Taxes	2015 Less Currency	2015 Reported Net Revenues excluding Excise Taxes & Currency	2015 Less Acquisitions	2015 Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		2014 Reported Net Revenues	2014 Less Excise Taxes	2014 Reported Net Revenues excluding Excise Taxes	% Change in Reported Net Revenues excluding Excise Taxes: Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 6,222	$ 4,271	$ 1,951	$ (287)	$ 2,238	$ 7	$ 2,231	European Union	$ 6,915	$ 4,839	$ 2,076	(6.0)%	7.8%	7.5%
4,147	2,363	1,784	(436)	2,220	-	2,220	EEMA	4,266	2,320	1,946	(8.3)%	14.1%	14.1%
4,764	2,609	2,155	(128)	2,283	-	2,283	Asia	4,475	2,293	2,182	(1.2)%	4.6%	4.6%
2,219	1,493	726	(88)	814	1	813	Latin America & Canada	2,123	1,410	713	1.8%	14.2%	14.0%
$ 17,352	**$ 10,736**	**$ 6,616**	**$ (939)**	**$ 7,555**	**$ 8**	**$ 7,547**	**PMI Total**	**$ 17,779**	**$ 10,862**	**$ 6,917**	**(4.4)%**	**9.2%**	**9.1%**

2015 Reported Operating Companies Income	2015 Less Currency	2015 Reported Operating Companies Income excluding Currency	2015 Less Acquisitions	2015 Reported Operating Companies Income excluding Currency & Acquisitions		2014 Reported Operating Companies Income	% Change in Reported Operating Companies Income: Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 927	$ (194)	$ 1,121	$ -	$ 1,121	European Union	$ 993	(6.6)%	12.9%	12.9%
866	(268)	1,134	-	1,134	EEMA	912	(5.0)%	24.3%	24.3%
934	(79)	1,013	-	1,013	Asia	915	2.1%	10.7%	10.7%
230	(44)	274	1	273	Latin America & Canada	202	13.9%	35.6%	35.1%
$ 2,957	**$ (585)**	**$ 3,542**	**$ 1**	**$ 3,541**	**PMI Total**	**$ 3,022**	**(2.2)%**	**17.2%**	**17.2%**

32

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2015								2014			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	**Less Asset Impairment & Exit Costs**	**Adjusted Operating Companies Income**	**Less Currency**	**Adjusted Operating Companies Income excluding Currency**	**Less Acquisi-tions**	**Adjusted Operating Companies Income excluding Currency & Acquisitions**		**Reported Operating Companies Income**	**Less Asset Impairment & Exit Costs**	**Adjusted Operating Companies Income**	**Adjusted**	**Adjusted excluding Currency**	**Adjusted excluding Currency & Acquisitions**
$ 927	$ -	$ 927	$ (194)	$ 1,121	$ -	$ 1,121	European Union	$ 993	$ -	$ 993	(6.6)%	12.9%	12.9%
866	-	866	(268)	1,134	-	1,134	EEMA	912	-	912	(5.0)%	24.3%	24.3%
934	-	934	(79)	1,013	-	1,013	Asia	915	(23)	938	(0.4)%	8.0%	8.0%
230	-	230	(44)	274	1	273	Latin America & Canada	202	-	202	13.9%	35.6%	35.1%
$ 2,957	**$ -**	**$ 2,957**	**$ (585)**	**$ 3,542**	**$ 1**	**$ 3,541**	**PMI Total**	**$ 3,022**	**$ (23)**	**$ 3,045**	**(2.9)%**	**16.3%**	**16.3%**

2015							2014			% Points Change	
Adjusted Operating Companies Income excluding Currency	**Net Revenues excluding Excise Taxes & Currency[(a)]**	**Adjusted Operating Companies Income Margin excluding Currency**	**Adjusted Operating Companies Income excluding Currency & Acquisitions**	**Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]**	**Adjusted Operating Companies Income Margin excluding Currency & Acquisitions**		**Adjusted Operating Companies Income**	**Net Revenues excluding Excise Taxes[(a)]**	**Adjusted Operating Companies Income Margin**	**Adjusted Operating Companies Income Margin excluding Currency**	**Adjusted Operating Companies Income Margin excluding Currency & Acquisitions**
$ 1,121	$ 2,238	50.1%	$ 1,121	$ 2,231	50.2%	European Union	$ 993	$ 2,076	47.8%	2.3	2.4
1,134	2,220	51.1%	1,134	2,220	51.1%	EEMA	912	1,946	46.9%	4.2	4.2
1,013	2,283	44.4%	1,013	2,283	44.4%	Asia	938	2,182	43.0%	1.4	1.4
274	814	33.7%	273	813	33.6%	Latin America & Canada	202	713	28.3%	5.4	5.3
$ 3,542	**$ 7,555**	**46.9%**	**$ 3,541**	**$ 7,547**	**46.9%**	**PMI Total**	**$ 3,045**	**$ 6,917**	**44.0%**	**2.9**	**2.9**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

33

34 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended March 31, (Unaudited) 2015 2014 % Change Reported Diluted EPS 1.16$ 1.18$ (1.7)% Adjustments: Asset impairment and exit costs - 0.01 Tax items - - Adjuste iluted EPS 1.16$ 1.19$ (2.5)% Less: Currency impact (0.31) Adjusted Diluted EPS, excluding Currency 1.47$ 1.19$ 23.5%

35 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency For the Quarters Ended March 31, ($ in millions) (Unaudited) (a) Operating Cash Flow 2016 2015 % Change Net cash provided by operating activities(a) 462$ (375)$ +100.0% Less: Capital expenditures 226 203 Free cash flow 236$ (578)$ +100.0% Less: Currency impact 785 Free cash flow, excluding currency (549)$ (578)$ 5.0% 2016 2015 % Change et cash provided by operating activities(a) 462$ (375)$ +100.0% Less: Currency impact 751 Net cash provided by operating activities, excluding currency (289)$ (375)$ 22.9% March 31, For the Quarters Ended For the Quarters Ended March 31,

2016 First-Quarter Results April 19, 2016